UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 13, 2004
                                                         -----------------

                                NCRIC Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    000-25505                  52-2134774
---------------------------       -------------------        ------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                          20007
----------------------------------------                      ------------
          (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On February 13, 2004, NCRIC Group, Inc. issued a press release disclosing an adverse jury verdict in premium collection litigation involving its wholly owned subsidiary NCRIC, Inc.

         On February 16, 2004, NCRIC Group, Inc. issued a press release announcing a conference call to discuss fourth quarter and year-end results and to provide a litigation update.


Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following Exhibits are attached as part of this report:

         99.1     Press  Release of NCRIC Group,  Inc.  dated  February 13, 2004

         99.2     Press Release of NCRIC Group, Inc. dated February 16, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 NCRIC GROUP, INC.



DATE: February 18, 2004                       By: /s/ Rebecca B. Crunk
                                                 -------------------------------
                                                 Rebecca B. Crunk
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

     Exhibit No.                                 Description

         99.1     Press  Release of NCRIC Group,  Inc.  dated  February 13, 2004

         99.2     Press Release of NCRIC Group, Inc. dated February 16, 2004